Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of NL Industries, Inc. (the Company) on Form 10-K/A for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Harold C. Simmons, Chief Executive Officer of the Company, and I, Gregory M. Swalwell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Harold C. Simmons
    ----------------------------------
    Harold C. Simmons
    Chief Executive Officer


/s/ Gregory M. Swalwell
    ----------------------------------
    Gregory M. Swalwell
    Chief Financial Officer



May 31, 2005



Note: The certification the registrant furnishes in this exhibit is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Registration Statements or other documents filed with the Securities and Exchange Commission shall not incorporate this exhibit by reference, except as otherwise expressly stated in such filing.